UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




   Date of Report (Date of earliest event reported)     October 11, 2001
                                                    -------------------------
                                MBNA Corporation
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   (Exact name of registrant as specified in its charter)



           Maryland                    1-10683             52-1713008
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   (State or other jurisdiction     (Commission       (I.R.S. Employer
        of incorporation)           File Number)       Identification No.)



             Wilmington, Delaware                             19884-0141
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   (Address of principal executive offices)                   (Zip Code)


   Registrant's telephone number, including area code     (800) 362-6255
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       (Former name or former address, if changed since last report.)














Item 5.  Other Events

MBNA Corporation released earnings for the third quarter of 2001 on October 11, 2001, as filed in exhibit 99 under Item 7.



Item 7.  Financial Statements and Exhibits

Exhibits

Exhibit 99: Additional Exhibits













































                                                                  Exhibit 99
                       MBNA CORPORATION AND SUBSIDIARIES

                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                                For the Three Months      For the Nine Months
                                 Ended September 30,       Ended September 30,
                                 2001         2000         2001         2000
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                                               (unaudited)
INCOME STATEMENT DATA FOR THE PERIOD(a):

Net interest income........ $   343,229  $   294,086  $   964,886  $   880,344
Provision for possible
 credit losses.............     242,222      113,283      654,372      302,430
Other operating income.....   1,805,988    1,307,098    4,843,740    3,576,631
Other operating expense....   1,140,421      892,183    3,280,015    2,718,832
  Net income...............     478,342      368,749    1,169,525      888,706

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PER COMMON SHARE DATA FOR THE PERIOD:

Earnings(b)................ $       .56  $       .44  $      1.36  $      1.08
Earnings-assuming
 dilution(b)...............         .54          .43         1.32         1.05
Dividends..................         .09          .08          .27          .24
Book value.................        8.44         7.13

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RATIOS:

Return on average total
 assets....................        4.58%        4.38%        3.93%        3.70%
Return on average
 stockholders' equity......       26.49        27.56        22.77        25.65
Average receivables to
 average deposits..........       80.60        84.61        79.66        87.41
Stockholders' equity to
 total assets..............       17.19        17.30

Loan Receivables:
  Delinquency(c)(d)........        3.61         3.94
  Net credit losses........        3.00         2.19         2.94         2.19

Managed Loans:
  Delinquency(d)...........        4.23         4.65
  Net credit losses........        4.90         3.88         4.69         3.96
  Net interest margin(e)...        8.57         7.10         8.21         7.10
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                       MBNA CORPORATION AND SUBSIDIARIES

                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                              For the Three Months       For the Nine Months
                               Ended September 30,        Ended September 30,
                               2001         2000          2001         2000
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                                               (unaudited)
MANAGED LOAN DATA:

At Period End:
  Loans held for
   securitization.......... $ 5,742,127  $ 6,991,585
  Loan portfolio...........  13,308,652   11,053,165
  Securitized loans........  73,534,371   66,626,693
                            -----------  -----------
    Total managed loans.... $92,585,150  $84,671,443
                            ===========  ===========

Average for the Period:
  Loans held for
   securitization.......... $ 6,841,400  $ 7,900,917  $  6,681,262  $ 8,334,336
  Loan portfolio...........  13,615,360    9,767,282    13,058,225    9,105,162
  Securitized loans........  71,395,990   60,120,484    69,976,101   57,190,189
                            -----------  -----------  ------------  -----------
    Total managed loans.... $91,852,750  $77,788,683  $ 89,715,588  $74,629,687
                            ===========  ===========  ============  ===========
For the Period:
  Sales and cash advance
   volume.................. $35,935,826  $31,449,996  $103,060,154  $90,809,143

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MANAGED INCOME STATEMENT DATA FOR THE PERIOD(f):

Net interest income........ $ 2,120,066  $ 1,484,732  $  5,889,477  $ 4,231,575
Provision for possible
 credit losses.............   1,213,529      770,936     3,377,370    2,234,247
Other operating income.....   1,000,458      774,105     2,642,147    2,157,217
Other operating expense....   1,140,421      892,183     3,280,015    2,718,832
  Net income...............     478,342      368,749     1,169,525      888,706

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                       MBNA CORPORATION AND SUBSIDIARIES

                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                              For the Three Months       For the Nine Months
                               Ended September 30,        Ended September 30,
                               2001         2000          2001        2000
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                                               (unaudited)
BALANCE SHEET DATA AT PERIOD END:

Investment securities and
 money market instruments.. $ 7,544,665  $ 5,599,474
Loans held for
 securitization............   5,742,127    6,991,585

Credit card loans..........   7,567,748    7,994,814
Other consumer loans.......   5,740,904    3,058,351
                            -----------  -----------
  Total loans..............  13,308,652   11,053,165
Reserve for possible
 credit losses.............    (623,425)    (428,925)
                            -----------  -----------
  Net loans................  12,685,227   10,624,240

Total assets...............  43,089,574   36,344,519
Total deposits.............  25,634,526   21,594,846
Stockholders' equity.......   7,405,991    6,289,240
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AVERAGE BALANCE SHEET DATA:

Investment securities and
 money market instruments.. $ 6,301,080  $ 5,484,148  $ 6,199,410  $ 4,976,387
Loans held for
 securitization............   6,841,400    7,900,917    6,681,262    8,334,336

Credit card loans..........   7,155,281    7,051,176    7,705,799    6,537,992
Other consumer loans.......   6,460,079    2,716,106    5,352,426    2,567,170
                            -----------  -----------  -----------  -----------
  Total loans..............  13,615,360    9,767,282   13,058,225    9,105,162
Reserve for possible
 credit losses.............    (543,751)    (375,600)    (462,867)    (367,033)
                            -----------  -----------  -----------  -----------
  Net loans................  13,071,609    9,391,682   12,595,358    8,738,129

Total assets...............  41,412,393   33,457,198   39,778,936   32,101,022
Total deposits.............  25,381,715   20,880,994   24,779,702   19,950,421
Stockholders' equity.......   7,165,278    5,322,244    6,865,971    4,628,491
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                       MBNA CORPORATION AND SUBSIDIARIES

                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                                For the Three Months      For the Nine Months
                                 Ended September 30,       Ended September 30,
                                  2001         2000        2001        2000
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                                               (unaudited)
Weighted average common
 shares outstanding
 (000).....................     851,812      826,310      851,835       810,053
Weighted average common
 shares outstanding and
 common stock equivalents
 (000).....................     875,139      854,672      877,084       835,213
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NOTES:
(a) For purposes of comparability, certain prior period amounts have been reclassified.
(b) Earnings per common share is computed using net income applicable to common stock and weighted average common shares outstanding, whereas earnings per common share-assuming dilution includes the potential dilutive effect of common stock equivalents. MBNA Corporation's common stock equivalents are solely related to employee stock options. MBNA Corporation has no other common stock equivalents.
(c) Loan delinquency does not include loans held for securitization or securitized loans.
(d) During September 2001, MBNA Corporation initiated measures to assist its Customers who were affected by the tragic events of September 11, 2001. This included assistance for Customers who may not have received their statement in a timely manner or may have had delivery of their payment delayed. The Corporation's actions postponed some Customer's accounts from becoming delinquent. As a result, the Corporation's managed and reported delinquency ratios were lower than their anticipated levels. Without these measures, the Corporation estimates that managed delinquency ratios would have been between 4.85% and 4.95% at September 30, 2001. Charged-off accounts were unaffected.
(e) Managed net interest margin is presented on a fully taxable equivalent basis.
(f) MBNA Corporation's managed income statement data reflects the Corporation's results on a managed basis. The managed income statement data reclassifies securitization income into interest income, interchange income, credit card and other fees, insurance income, interest paid to investors, credit losses, and other trust expenses.












                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







                                                        MBNA CORPORATION


Date:  October 11, 2001                    By:  /s/     M. Scot Kaufman
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                                                        M. Scot Kaufman
                                               Senior Executive Vice President
                                                 and Chief Financial Officer